Investments in unconsolidated affiliates	6 Months Ended
Jun. 30, 2025
Investments in and Advances to Affiliates [Abstract]
Investments in unconsolidated affiliates

Note  16.   Investments in unconsolidated affiliates

On June 27, 2025, SEALSQ acquired a 31.87% non-controlling interest (28.33% on a diluted basis) in the WeCan Group AG (“WeCan”), a Swiss private fintech and blockchain-based technology company incorporated in 2015 specializing in secure, decentralized data infrastructure, particularly for financial compliance purposes. WeCan’s mission is to enable both financial and non-financial institutions to securely manage and exchange sensitive data. In 2023, WeCan launched its own blockchain and WECAN token, which is traded as a cryptocurrency and listed on the Bitstamp exchange since December 20, 2023, as well as on CoinMarketCap and Coinbase.

SEALSQ does not control WeCan but assessed that it had significant influence which requires equity method accounting.

As at June 30, 2025, three days after acquiring the non-controlling interest, the Group assessed that the share of earnings of WeCan attributable to SEALSQ was immaterial, which means that the investment reported in the consolidated balance sheet under ‘Investments in unconsolidated affiliates’ is recorded at cost in line with ASC 323-10-30-2. The cost basis was made up of a cash consideration of USD 1,424,704, the transfer of 481,110 Ordinary Shares of SEALSQ fair value at USD 1,948,495, and transaction costs of USD 113,358, hence a total cost basis of USD 3,486,557.

As of June 30, 2025, the initial accounting for this investment is incomplete because the US GAAP financial statements of WeCan as of June 30, 2025 are not yet available. Therefore, the amount recognized in the financial statements for this investment has been determined only provisionally.